Payroll Protection Program Loan	9 Months Ended	12 Months Ended
	Mar. 31, 2021	Jun. 30, 2020
Loans Payable [Abstract]
Payroll Protection Program Loan

The Company has two Payroll Protection Program (“PPP”) loans outstanding which are comprised of $563,800 received in April 2020 and $433,800 received in March 2021 through its bank. The loans each bear interest at 1% per annum and mature in April 2022 and March 2026, respectively, and contain no collateral or guarantee requirements. The Company expects to apply and receive forgiveness for both loans.

The Company had a $563,800 Payroll Protection Program loan for proceeds received in April 2020 pursuant to the Paycheck Protection Program loan (“PPP”) administered by the U.S. Small Business Administration through its bank. The Company applied for forgiveness in June 2021 and $531,100 was forgiven.